Exhibit 99.1

1 Confidential Information 1 Confidential Information Goldman Sachs Leveraged Finance Healthcare Conference April 8, 2009

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

Monitors Bariatrics Ventilators IV Pumps Sampling of Rental Products Beds / Surfaces Wound Therapy Who We Are: Leading Provider of Medical Equipment “Lifecycle Services” Capital / Operating Costs Caregiver productivity / satisfaction Patient safety / outcomes Focused on 3 Customer Solutions Nation-wide Footprint

Macro Business Approach Peak Needs Rental = 10% Owned Equipment = 90% Customer Equipment Needs Winter Spring Summer Fall Strong growth opportunities in Beds, Surfaces and Wound Therapy Services Remarketing Addresses Inefficient Equipment Utilization by Hospitals UHS is innovator Asset Management

Summary of Growth Opportunities: Dramatically Expanded Addressable Markets Asset Management Program Patient Handling Beds Stretchers Wheelchairs Wound Prevention & Therapy Pressure Area Management (i.e. Surfaces) Negative Pressure Wound Therapy Multi-Billion $ Market Potential Moveable Medical Equipment

Financial Review

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Continued Growth in Customers Led to Another Solid Growth Year in 2008 Adjusted EBITDA (000’s) Outsourcing Customer Growth - 20,000 40,000 60,000 80,000 100,000 120,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0 100 200 300 400 500 600 700 800 2003 2004 2005 2006 2007 2008

$135 Bank Line (as of 12/31/08) Available Liquidity = $97 Used = $38 (Including LOCS and net of cash on hand) Liquidity Remains Robust $ millions Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver

Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs Weak Hospital Census will likely be dilutive to Rental Winter Spring Summer Fall Recession Outlook: Traditional Rental Should be Stable However, the Hospitals’ lack of access to capital likely pushes them to more Rental

Source: http//www.cdc.gov/flu/weekly/ However, Flu Activity Creates Challenging Comparables in Q1-09 2008 2009

 < 5.0x 5.0x Leverage $68 $104 2008 Hospital System Asset Management implementations Heavy spending for our new customers in 2008 < $60 Accrual CAPEX $106 - $110 2009 E - Hospital Admissions / Elective Surgeries / Flu - Unemployment / Self Insured / Customer Financial Health + Curtailed Hospital Capex + “Never Events” upgrades Adjusted EBITDA Wild Cards Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities 2009 Adjusted EBITDA Shaping Expect Q1-2009 to be below Q1-2008 due to challenging flu comparisons Estimated Guidance ($ in Millions)

Expect Leverage to Continue its Decline in 2009



Net Debt and Accrued Interest / LTM Adjusted EBITDA
6.0
5.5
5.0
4.5
4.0
3.5
3.0
Recap
Recap
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
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Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
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Q3-04
Q4-04
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
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Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08

Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations

12

Selected Reconciliations EBITDA Reconciliation: Q4 2008 and YTD 2008 EBITDA Reconciliation: 1998 – 2008 Depreciation and Amortization Reconciliation Other Reconciliations Appendix

Selected Reconciliations

Selected Reconciliations Gross Margin Pre-FAS 141 to Gross Margin

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions). EBITDA Reconciliations Q4 2008 and YTD 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions). EBITDA Reconciliation: 1998 - 2008

Depreciation & Amortization Reconciliations

Other Reconciliations